Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:         Bombardier Capital Mortgage Securitization Corporation:
            BCMSC Trust 1999-B

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 1999-B and deliver to you herewith the following documents:

            One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ Robert Gillespie
Robert Gillespie
Bombardier Capital Mortgage Securitization Corporation:


                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) May 31, 2002


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                         (Depositor)
                    (Exact name of registrant as specified in its charter)


                                       on behalf of


                               BCMSC Trust Series 1999-B

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                                 Page 1 of 9
                      Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates) of the BCMSC Trust Series 1999-B on May 15, 2002 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

      99.1. Distribution Date Statement relating to interest and prinicipal distributions made on May 15, 2002 on the Series 1999-B Certificates


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                             BY: /s/ Robert Gillespie
                                 Robert Gillespie
                                 Title: President

Date: May 31, 2002



I.    ORIGINAL DEAL PARAMETERS

      (A)Initial Pool Principal Balance                                                                       $ 467,867,888.45
      (B)Initial Certificates Principal Balance                                                               $ 452,662,000.00
         (i)   Initial Class A-1-A   Certificate Principal Balance              $ 50,000,000.00
                                     Certificate Amount Percentage                                                    10.69%
                                     Certificate Pass-through Rate                                                     2.08%
         (ii)  Initial Class A-1-B   Certificate Principal Balance              $ 40,000,000.00
                                     Certificate Amount Percentage                                                     8.55%
                                     Certificate Pass-through Rate                                                     6.61%
         (iii) Initial Class A-2     Certificate Principal Balance              $ 24,000,000.00
                                     Certificate Amount Percentage                                                     5.13%
                                     Certificate Pass-through Rate                                                     6.98%
         (iv)  Initial Class A-3     Certificate Principal Balance              $ 60,000,000.00
                                     Certificate Amount Percentage                                                    12.82%
                                     Certificate Pass-through Rate                                                     7.18%
         (v)   Initial Class A-4     Certificate Principal Balance              $ 21,000,000.00
                                     Certificate Amount Percentage                                                     4.49%
                                     Certificate Pass-through Rate                                                     7.30%
         (vi)  Initial Class A-5     Certificate Principal Balance              $ 51,000,000.00
                                     Certificate Amount Percentage                                                    10.90%
                                     Certificate Pass-through Rate                                                     7.44%
         (vii) Initial Class A-6     Certificate Principal Balance             $ 104,898,000.00
                                     Certificate Amount Percentage                                                    22.42%
                                     Certificate Pass-through Rate                                                     7.85%
         (viii)Initial Class M-1     Certificate Principal Balance              $ 35,091,000.00
                                     Certificate Amount Percentage                                                     7.50%
                                     Certificate Pass-through Rate                                                     8.12%
         (ix)  Initial Class M-2     Certificate Principal Balance              $ 23,394,000.00
                                     Certificate Amount Percentage                                                     5.00%
                                     Certificate Pass-through Rate                                                     8.75%
         (x)   Initial Class B-1     Certificate Principal Balance              $ 22,224,000.00
                                     Certificate Amount Percentage                                                     4.75%
                                     Certificate Pass-through Rate                                                     8.75%
         (xi)  Initial Class B-2     Certificate Principal Balance              $ 21,055,000.00
                                     Certificate Amount Percentage                                                     4.50%
                                     Certificate Pass-through Rate                                                     8.75%

      (C)Initial Weighted Average Coupon (WAC)                                                                        10.17%
      (D)Initial Weighted Average Original Maturity (WAOM)                                                            316.00 months
      (E)Initial Weighted Average Remaining Maturity (WAM)                                                            313.00 months
      (F)Initial Number of Receivables                                                                                11,612
      (G)Servicing Fee Rate                                                                                            1.00%
      (H)Credit Enhancement
         (i)   Reserve Fund Initial Deposit Percentage                                                                 0.00%
         (ii)  Reserve Fund Target %                                                                                   0.00%
         (iii) Target Overcollateralization Percentage Prior to Crossover Date                                         5.25%
         (iv)  Target Overcollateralization Percentage After Crossover Date                                            9.19%
         (v)   Target Overcollateralization Floor                                                                      1.25%
         (vi)  Target Credit Enhancement % Prior to Crossover Date                                                     5.25%
         (vii) Target Credit Enhancement % After Crossover Date                                                        9.19%
         (viii)Target Credit Enhancement Floor                                                                         1.25%
         (ix)  Target Credit Enhancement Amount                                                               $24,563,064.14
      (I)Crossover Date Tests
               Earliest Crossover Date                                                                              Feb-2004
               Percent of Initial Suboridnation Percentage                                                           190.00%
      (J)Class B-2 Floor Percentage (of Initial Pool Balance)                                                          0.75%

II.   CURRENT PORTFOLIO INFORMATION

      (A)Beginning Pool Schedule Balance                                                                      $ 380,561,420.29
      (B)Beginning Pool Factor                                                                                    81.339504%
      (C)Ending Pool Schedule Balance                                                                         $ 373,014,964.64
      (D)Ending Pool Factor                                                                                       79.726558%
      (E)Ending Total Certificate Balance (after Current Distributions)                                       $ 373,014,964.64
      (F)Current Overcollateralization Amount (after Current Distributions)                                              $ -
      (G)Weighted Average Coupon (WAC)                                                                                10.06%
      (H)Weighted Average Remaining Maturity (WAM)                                                                    285.65 months
      (I)Ending Number of Receivables                                                                                  9,397


III.  COLLECTION CALCULATIONS

      (A)Interest

         (i)   Scheduled Interest Collections durring Current Period                                            2,640,053.40
         (ii)  Paid Ahead Interest Collections applied to Current Period                                           45,812.74
         (iii) Net Servicer Advance                                                                               315,561.18
         (iv)  Liquidation Proceeds Attributable to Interest                                                      215,463.88
         (v)   Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)                             -
         (vi)  Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                                     0.00
         (vii) Recoveries on Previously Liquidated Contracts                                                            0.00
                                                                                                              ---------------
         (viii)Total Interest Amount Available for Distribution                                                 3,216,891.20

      (B)Principal

         (i)   Scheduled Principal Collections                                                                    503,232.10
         (ii)  Full and Partial Principal Prepayments                                                             740,929.56
         (iii) Paid Ahead Principal Collections Applied to Current Period                                           6,955.24
         (iv)  Net Servicer Advance                                                                                38,339.33
         (v)   Liquidation Proceeds Attributable to Principal                                                     809,020.05
         (vi)  Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)                             0.00
         (vii) Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                                        0.00
         (viii)Other Principal Amounts                                                                                  0.00
                                                                                                              ---------------
         (ix)  Total Principal Amount Available for Distribution                                                2,098,476.28


IV.   DISTRIBUTION CALCULATIONS

      (A)      Total Interest Available for Distribution                                                        3,216,891.20
      (B)      Total Principal Available for Distribution                                                       2,098,476.28
      (C)      Reserve Fund Draw Amount Required                                                                        0.00
      (D)      Draw on Letter of Credit for Interest Distribution                                                  0.00
               Less:
               Monthly Servicing Fee                                                                              317,134.52
               Reimbursement to Servicer for Liquidation Expense                                                    5,967.05
               Late Payment Fees, Extension Fees and Other Permitted Fees                                               0.00
               Other Permitted Withdrawals from Certificate Account                                                     0.00
                                                                                                              ---------------
               Available Distribution Amount                                                                    4,992,265.91

               Interest Accrual Period                                                                                    30 days

               Total Interest Amount Due                                                                        2,400,611.46
               Total Interest Distribution Amount                                                               2,400,611.46

               Amount Available for Principal Distribution Amount                                               2,591,654.45
               Principal Distribution Calculation:
               Total Principal Amount Available for Distribution                                                2,098,476.28
               Principal Loss on Liquidated Assets                                                              5,447,979.37
                                                                                                              ---------------
                 Principal Distribution Due                                                                     7,546,455.65
               Principal Distribution Shortfall Carryover Amount (Current Period)                               1,814,920.67
               Accelerated Principal Distribution Amount for Current Period                                             0.00
                                                                                                              ---------------
               Total Principal Amount to be Distributed                                                         5,731,534.98

               Draw on Letter of Credit for Principal Distribution                                                      0.00
               Excess Interest                                                                                    499,145.22
               Reserve Account Deposit                                                                                  0.00
               Reserve Account Release                                                                                  0.00
               Class X Distribution Amount                                                                              0.00
               Class R Distribution Amount                                                                              0.00


V.    SERVICER ADVANCE

      (A)Interest
         (i)        Beginning Advance                                                                          13,508,118.18
         (ii)       Monthly Servicer Advance (Reimbursement)                                                      315,561.18
                                                                                                              ---------------
         (iii)      Ending Advance Balance                                                                     13,823,679.36

      (B)Principal
         (i)        Beginning Advance                                                                           1,452,564.43
         (ii)       Monthly Servicer Advance (Reimbursement)                                                       38,339.33
                                                                                                              ---------------
         (iii)      Ending Advance Balance                                                                      1,490,903.76

      (C)Total Servicer Advance
         (i)        Beginning Advance                                                                          14,960,682.61
         (ii)       Monthly Servicer Advance (Reimbursement)                                                      353,900.51
                                                                                                              ---------------
         (iii)      Ending Advance Balance                                                                     15,314,583.12

VI.   CREDIT ENHANCEMENT

      (A)Overcollateralization

         (I)   Target Overcollaterallization Amount                                                            24,563,064.14
         (ii)  Beginning Balance                                                                                1,814,920.68
         (iii) Write Down for Certificate Distributions                                                         1,814,920.68
         (iv)  Overcollaterallization Addition Amount                                                                   0.00
         (v)   Overcollaterallization Reduction Amount                                                                  0.00
         (vi)  Ending Balance                                                                                           0.00

      (B)Reserve Fund (if applicable)

         (i)   Required Reserve Fund Balance                                                                            0.00
         (ii)  Beginning Reserve Fund Balance                                                                           0.00
         (iii) Draws for Certificate Distributions                                                                      0.00
         (iv)  Excess Interest Deposited                                                                                0.00
         (v)   Reserve Fund Release                                                                                     0.00
         (vi)  Ending Reserve Fund Balance                                                                              0.00

      (C)Letter of Credit (if applicable)
         (i)   Beginning LC Balance                                                                                     0.00
         (ii)  Draw on LC for Interest Distribution                                                                     0.00
         (iii) Draw on LC for Principal Distribution                                                                    0.00
               Ending Balance                                                                                           0.00


VII.  CERTIFICATE DISTRIBUTIONS

      (A)Senior Certificates - Interest

         (i)   Class A-1-A
                                     Pass-Through Rate                                                                 2.08%
                                     Beginning Carryover Interest                                                        $ -
                                     Current Interest Accrual                                                    $ 17,694.22
                                     Current Carryover Interest Accrual                                                  $ -
                                     Interest Paid                                                               $ 17,694.22
                                     Ending Carryover Balance                                                            $ -
                                     Interest Paid Per $1000                                                          $ 0.35

         (ii)  Class A-1-B
                                     Pass-Through Rate                                                                 6.61%
                                     Beginning Carryover Interest                                                        $ -
                                     Current Interest Accrual                                                    $ 44,950.13
                                     Current Carryover Interest Accrual                                                  $ -
                                     Interest Paid                                                               $ 44,950.13
                                     Ending Carryover Balance                                                            $ -
                                     Interest Paid Per $1000                                                          $ 1.12

         (iii) Class A-2
                                     Pass-Through Rate                                                                 6.98%
                                     Beginning Carryover Interest                                                        $ -
                                     Current Interest Accrual                                                   $ 138,275.41
                                     Current Carryover Interest Accrual                                                  $ -
                                     Interest Paid                                                              $ 138,275.41
                                     Ending Carryover Balance                                                            $ -
                                     Interest Paid Per $1000                                                          $ 5.76

         (iv)  Class A-3
                                     Pass-Through Rate                                                                 7.18%
                                     Beginning Carryover Interest                                                        $ -
                                     Current Interest Accrual                                                   $ 355,848.55
                                     Current Carryover Interest Accrual                                                  $ -
                                     Interest Paid                                                              $ 355,848.55
                                     Ending Carryover Balance                                                            $ -
                                     Interest Paid Per $1000                                                          $ 5.93

         (v)   Class A-4
                                     Pass-Through Rate                                                                 7.30%
                                     Beginning Carryover Interest                                                        $ -
                                     Current Interest Accrual                                                   $ 126,628.56
                                     Current Carryover Interest Accrual                                                  $ -
                                     Interest Paid                                                              $ 126,628.56
                                     Ending Carryover Balance                                                            $ -
                                     Interest Paid Per $1000                                                          $ 6.03


         (iv)  Class A-5
                                     Pass-Through Rate                                                                 7.44%
                                     Beginning Carryover Interest                                                        $ -
                                     Current Interest Accrual                                                   $ 313,424.26
                                     Current Carryover Interest Accrual                                                  $ -
                                     Interest Paid                                                              $ 313,424.26
                                     Ending Carryover Balance                                                            $ -
                                     Interest Paid Per $1000                                                          $ 6.15

         (v)   Class A-6
                                     Pass-Through Rate                                                                 7.85%
                                     Beginning Carryover Interest                                                        $ -
                                     Current Interest Accrual                                                   $ 680,183.93
                                     Current Carryover Interest Accrual                                                  $ -
                                     Interest Paid                                                              $ 680,183.93
                                     Ending Carryover Balance                                                            $ -
                                     Interest Paid Per $1000                                                          $ 6.48

      (B)Subordinate Certificates - Interest

         (i)   Class M1
                                     Pass-Through Rate                                                                 8.12%
                                     Beginning Carryover Interest                                                        $ -
                                     Current Interest Accrual                                                   $ 237,449.10
                                     Current Carryover Interest Accrual                                                  $ -
                                     Interest Paid                                                              $ 237,449.10
                                     Ending Carryover Balance                                                            $ -
                                     Beginning Carryover Writedown Interest                                              $ -
                                     Current Writedown Interest                                                          $ -
                                     Current Carryover Writedown Interest Accrual                                        $ -
                                     Writedown interest Paid                                                             $ -
                                     Ending Carryover Writedown Interest                                                 $ -
                                     Interest Paid Per $1000                                                          $ 6.77


         (ii)  Class M2
                                     Pass-Through Rate                                                                 8.75%
                                     Beginning Carryover Interest                                                        $ -
                                     Current Interest Accrual                                                   $ 170,581.25
                                     Current Carryover Interest Accrual                                                  $ -
                                     Interest Paid                                                              $ 170,581.25
                                     Ending Carryover Balance                                                            $ -
                                     Beginning Carryover Writedown Interest                                              $ -
                                     Current Writedown Interest                                                          $ -
                                     Current Carryover Writedown Interest Accrual                                        $ -
                                     Writedown interest Paid                                                             $ -
                                     Ending Carryover Writedown Interest                                                 $ -
                                     Interest Paid Per $1000                                                          $ 7.29

         (iii) Class B1
                                     Pass-Through Rate                                                                 8.75%
                                     Beginning Carryover Interest                                                        $ -
                                     Current Interest Accrual                                                   $ 162,050.00
                                     Current Carryover Interest Accrual                                                  $ -
                                     Interest Paid                                                              $ 162,050.00
                                     Ending Carryover Balance                                                            $ -
                                     Beginning Carryover Writedown Interest                                              $ -
                                     Current Writedown Interest                                                          $ -
                                     Current Carryover Writedown Interest Accrual                                        $ -
                                     Writedown interest Paid                                                             $ -
                                     Ending Carryover Writedown Interest                                                 $ -
                                     Interest Paid Per $1000                                                          $ 7.29

         (iv)  Class B2
                                     Pass-Through Rate                                                                 8.75%
                                     Beginning Carryover Interest                                                        $ -
                                     Current Interest Accrual                                                   $ 153,526.04
                                     Current Carryover Interest Accrual                                                  $ -
                                     Interest Paid                                                              $ 153,526.04
                                     Ending Carryover Balance                                                            $ -
                                     Beginning Carryover Writedown Interest                                              $ -
                                     Current Writedown Interest                                                          $ -
                                     Current Carryover Writedown Interest Accrual                                        $ -
                                     Writedown interest Paid                                                             $ -
                                     Ending Carryover Writedown Interest                                                 $ -
                                     Interest Paid Per $1000                                                          $ 7.29


      (C)Senior Certificates - Principal

         (i)   Class A-1-A
                                     Initial Certificate Balance                                               50,000,000.00
                                     Initial Certificate Percentage                                                   10.69%
                                     Beginning Certificate Balance                                             10,208,205.93
                                     Current Principal Due                                                        162,404.58
                                     Current Principal Paid                                                        95,515.57
                                     Principal Shortfall Carryover For Current Period                              66,889.01
                                     Accelerated Principal Distribution                                                 0.00
                                     Ending Certificate Balance                                                10,112,690.36
                                     Ending Pool Factor                                                                2.71%
                                     Principal Paid per $1000                                                           9.36
                                     Total Class Distribution                                                      95,515.57

         (ii)  Class A-1-B
                                     Initial Certificate Balance                                               40,000,000.00
                                     Initial Certificate Percentage                                                    8.55%
                                     Beginning Certificate Balance                                              8,166,564.82
                                     Current Principal Due                                                        129,923.66
                                     Current Principal Paid                                                        76,412.46
                                     Principal Shortfall Carryover For Current Period                              53,511.20
                                     Accelerated Principal Distribution                                                 0.00
                                     Ending Certificate Balance                                                 8,090,152.36
                                     Ending Pool Factor                                                                2.17%
                                     Principal Paid per $1000                                                           9.36
                                     Total Class Distribution                                                      76,412.46

         (iii) Class A-2
                                     Initial Certificate Balance                                               24,000,000.00
                                     Initial Certificate Percentage                                                    5.13%
                                     Beginning Certificate Balance                                             23,789,318.02
                                     Current Principal Due                                                        378,469.46
                                     Current Principal Paid                                                       222,590.57
                                     Principal Shortfall Carryover For Current Period                             155,878.89
                                     Accelerated Principal Distribution                                                 0.00
                                     Ending Certificate Balance                                                23,566,727.45
                                     Ending Pool Factor                                                                6.32%
                                     Principal Paid per $1000                                                           9.36
                                     Total Class Distribution                                                     222,590.57

         (iv)  Class A-3
                                     Initial Certificate Balance                                               60,000,000.00
                                     Initial Certificate Percentage                                                   12.82%
                                     Beginning Certificate Balance                                             59,473,295.05
                                     Current Principal Due                                                        946,173.65
                                     Current Principal Paid                                                       556,476.42
                                     Principal Shortfall Carryover For Current Period                             389,697.23
                                     Accelerated Principal Distribution                                                 0.00
                                     Ending Certificate Balance                                                58,916,818.63
                                     Ending Pool Factor                                                               15.79%
                                     Principal Paid per $1000                                                           9.36
                                     Total Class Distribution                                                     556,476.42

         (v)   Class A-4
                                     Initial Certificate Balance                                               21,000,000.00
                                     Initial Certificate Percentage                                                   10.90%
                                     Beginning Certificate Balance                                             20,815,653.27
                                     Current Principal Due                                                        331,160.78
                                     Current Principal Paid                                                       194,766.75
                                     Principal Shortfall Carryover For Current Period                             136,394.03
                                     Accelerated Principal Distribution                                                 0.00
                                     Ending Certificate Balance                                                20,620,886.52
                                     Ending Pool Factor                                                                5.53%
                                     Principal Paid per $1000                                                           9.36
                                     Total Class Distribution                                                     194,766.75
         (vi)  Class A-5
                                     Initial Certificate Balance                                               51,000,000.00
                                     Initial Certificate Percentage                                                    7.44%
                                     Beginning Certificate Balance                                             50,552,300.79
                                     Current Principal Due                                                        804,247.60
                                     Current Principal Paid                                                       473,004.96
                                     Principal Shortfall Carryover For Current Period                             331,242.64
                                     Accelerated Principal Distribution                                                 0.00
                                     Ending Certificate Balance                                                50,079,295.83
                                     Ending Pool Factor                                                               13.43%
                                     Principal Paid per $1000                                                           9.36
                                     Total Class Distribution                                                     473,004.96

         (vi)  Class A-6
                                     Initial Certificate Balance                                              104,898,000.00
                                     Initial Certificate Percentage                                                   22.42%
                                     Beginning Certificate Balance                                            103,977,161.74
                                     Current Principal Due                                                      1,654,195.39
                                     Current Principal Paid                                                       972,887.72
                                     Principal Shortfall Carryover For Current Period                             681,307.66
                                     Accelerated Principal Distribution                                                 0.00
                                     Ending Certificate Balance                                               103,004,274.02
                                     Ending Pool Factor                                                               27.61%
                                     Principal Paid per $1000                                                           9.36
                                     Total Class Distribution                                                     972,887.72


      (D)Subordinate Certificates - Principal

         (i)   Class M1
                                     Initial Certificate Balance                                               35,091,000.00
                                     Initial Certificate Percentage                                                    7.50%
                                     Beginning Certificate Balance                                             35,091,000.00
                                     Current Principal Due                                                     35,091,000.00
                                     Current Principal Paid                                                             0.00
                                     Principal Shortfall Carryover For Current Period                                   0.00
                                     Ending Certificate Balance- Excluding Writedowns                          35,091,000.00
                                     Ending Pool Factor                                                                9.41%
                                     Principal Paid per $1000                                                           0.00
                                     Beginning Outstanding Writedown                                                    0.00
                                     Current Writedown/Writeup                                                          0.00
                                     Ending Certificate Balance- Including Writedowns                          35,091,000.00
                                     Total Class Distribution                                                           0.00


         (iii) Class M2
                                     Initial Certificate Balance                                               23,394,000.00
                                     Initial Certificate Percentage                                                    5.00%
                                     Beginning Certificate Balance                                             23,394,000.00
                                     Current Principal Due                                                     23,394,000.00
                                     Current Principal Paid                                                             0.00
                                     Principal Shortfall Carryover For Current Period                                   0.00
                                     Ending Certificate Balance- Excluding Writedowns                          23,394,000.00
                                     Ending Pool Factor                                                                6.27%
                                     Principal Paid per $1000                                                           0.00
                                     Beginning Outstanding Writedown                                                    0.00
                                     Current Writedown/Writeup                                                          0.00
                                     Ending Certificate Balance- Including Writedowns                          23,394,000.00
                                     Total Class Distribution                                                           0.00

         (iv)  Class B1
                                     Initial Certificate Balance                                               22,224,000.00
                                     Initial Certificate Percentage                                                    4.75%
                                     Beginning Certificate Balance                                             22,224,000.00
                                     Current Principal Due                                                     22,224,000.00
                                     Current Principal Paid                                                             0.00
                                     Principal Shortfall Carryover For Current Period                                   0.00
                                     Ending Certificate Balance- Excluding Writedowns                          22,224,000.00
                                     Ending Pool Factor                                                                5.96%
                                     Principal Paid per $1000                                                           0.00
                                     Beginning Outstanding Writedown                                                    0.00
                                     Current Writedown/Writeup                                                          0.00
                                     Ending Certificate Balance- Including Writedowns                          22,224,000.00
                                     Total Class Distribution                                                           0.00

         (iv)  Class B2
                                     Initial Certificate Balance                                               21,055,000.00
                                     Initial Certificate Percentage                                                    4.50%
                                     Beginning Certificate Balance                                             21,055,000.00
                                     Current Principal Due                                                     21,055,000.00
                                     Current Principal Paid                                                             0.00
                                     Principal Shortfall Carryover For Current Period                                   0.00
                                     Ending Certificate Balance- Excluding Writedowns                          21,055,000.00
                                     Ending Pool Factor                                                                4.80%
                                     Principal Paid per $1000                                                           0.00
                                     Beginning Outstanding Writedown                                                    0.00
                                     Current Writedown/Writeup                                                 (3,139,880.53)
                                     Ending Certificate Balance- Including Writedowns                          17,915,119.47
                                     Total Class Distribution                                                  (3,139,880.53)


      (E)Total Certificate Balances
                                                                                  Beg of Period                End of Period
         (i)   Aggregate Balance of Certificates                               $ 378,746,499.62             $ 373,014,964.64
         (ii)  Total Certificate Pool Factor                                        83.6709288%                  82.4047445%


VIII. DELINQUENCY INFORMATION
                                                                                     Percent of                   Percent of
      Delinquent Receivables at End of Due Period :        Scheduled Balance       Pool Balance         Units    Total Units
         30-59 Days Delinquent                               $ 28,984,254.87              7.77%           709          7.54%
         60-89 Days Delinquent                               $ 12,464,436.97              3.34%           321          3.42%
         90 Days or More Delinquent                          $ 45,435,229.25             12.18%         1,099         11.70%
         Homes Repossessed or Foreclosed Upon                $ 15,526,242.85              4.16%           369          3.93%


IX.   REPURCHASED CONTRACTS

      (A)Repurchased Contracts -  Breach of Rep or Warranty
         (i)   Beginning Cumulative Repurchased Contracts since cutoff                                          $ 755,000.02
         (ii)  Number of Contracts repurchased this period                                                                 -
         (iii) Repurchase Price of Contracts this period                                                                 $ -
         (iv)  Ending Cumulative Repurchased Contracts since cutoff                                             $ 755,000.02

      (B)Repurchased Contracts -  Delinquent Loans
         (i)   Beginning Cumulative Repurchased Contracts since cutoff                                                   $ -
         (ii)  Number of Contracts repurchased this period                                                                 -
         (iii) Repurchase Price of Contracts this period                                                                 $ -
         (iv)  Ending Cumulative Repurchased Contracts since cutoff                                                      $ -

X.    REPOSSESSION / LOSS INFORMATION
                                                                                                    Units     Scheduled Balance
               Beginning Repossession Inventory                                                      433      $18,282,376.38
               Repossessions Incurred                                                                137      $ 3,500,865.89
               Less Repurchase of Delinquent Loans                                                    0                  $ -
               Less Repossessions Sold                                                               201      $ 6,256,999.42
               Ending Repossession Inventory                                                         369      $15,526,242.85

               Principal Balance of Repossessions Liquidated                                                  $ 6,256,999.42
                    Liquidation Proceeds Attributable to Principal                                              $ 809,020.05
                                                                                                              ---------------
                         Principal Loss on Liquidation of Repo                                                $ 5,447,979.37
               Reimbursement to Servicer for Liquidation Expense                                                  $ 5,967.05
               Recoveries for Previously Liquidated Contracts                                                            $ -
                                                                                                              ---------------
               Net Liquidation Loss (Realized Loss)                                                           $ 5,453,946.42

         Recoveries
               Liquidation Proceeds Attributable to Interest                                                    $ 215,463.88
               Liquidation Proceeds Attributable to Principal                                                   $ 809,020.05
               Recoveries for Previously Liquidated Contracts                                                            $ -
                                                                                                              ---------------
               Total Recoveries                                                                               $ 1,024,483.93
               Recovery Percentage of Principal Balance of Repossessions Liquidated                                16%






XI.   TRIGGERS

         Has the Crossover Date Occurred?                                                            NO

               Where the Current Distribution Date of                                             05/15/02
               is greater than the Earliest Crossover Date of                                February 29, 2004
                                     And
               Subordinated Certificates Beginning Principal Balance of                         101,764,000.00
               plus the Current Overcollateralization Amount of                                          0.00
               divided by the Current Beginning Pool Principal Balance of                       380,561,420.29
                                                                                                --------------
               Equals                                                                              26.74%
                                                                                                --------------
                                     And is greater than the:
               Subordinated Initital Certificates Percentage of                                    34.92%
               multiplied by the
               Percentage (as Percent of Initial Class Subordination Percentage)                    175%
                                                                                                --------------
               Equals                                                                              61.11%
                                                                                                --------------




         Principal Distribution Tests:                                       Actual Ratio      Test Ratio       Result

                                                                             Over 60 Days Delinquent
                                                                             ---------------------------------
               Current Mo                                                         19.68%
               1st Preceding Mo                                                   20.98%
               2nd Preceding Mo                                                   22.64%
               Average 60 Day Delinquency Ratio:                                  21.10%            5.00%          FAIL

                                                                             Over 30 Days Delinquent
                                                                             ---------------------------------
               Current Mo                                                         27.45%
               1st Preceding Mo                                                   28.65%
               2nd Preceding Mo                                                   30.63%
               Average 30 Day Delinquency Ratio:                                  28.91%            7.00%          FAIL



                                                                                                   Net Liquidation Losses
                                                           Ending Pool Bal                           (Realized Losses)
                                                           ------------------------------------------------------------------
               Current Mo                                     373,014,964.64                        5,453,946.42
               1st Preceding Mo                               380,561,420.29                        4,188,851.84
               2nd Preceding Mo                               386,633,312.71                        4,154,269.97
                                     ----------------------------------------------------------------------------------------
                                     Total                  1,140,209,697.64                    13,797,068.23
                                     ----------------------------------------------------------------------------------------
                                     Divided by                            3
                                     ----------------------------------------
                                     Average                  380,069,899.21






               Sum of last 3 months of Losses                                     13,797,068.23
               Divided by 3 month average of Pool Balance                        380,069,899.21
               Annualized  (multiply by 4)                                                    4
               Current Realized Loss Ratio:                                              14.52%         2.75%      FAIL



               Beginning Cumulative Realized Losses                               35,965,119.62
               Net Liquidation Losses (Realized Losses)                            5,453,946.42
                                                                             -------------------
               Ending Cumulative Realized Losses                                  41,419,066.04
               Divided by Initial Pool Principal Balance                         467,867,888.45
               Cumulative Realized Loss Ratio:                                            8.85%         7.00%      FAIL


         Should Principal Be Distributed to the Subordinated Certificates?                                          NO








The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.



BY:        _____________________  DATE:_________________________
NAME:    Ana Dropps
TITLE:   Controller - Mortgage Finance Division


BY:        _____________________  DATE:_________________________
NAME:    Brian Peters
TITLE:   Vice President - Finance